                                                                      EXHIBIT 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.



                                                     /s/ John F. Bergstrom
                                                     ---------------------
                                                     John F. Bergstrom

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.



                                         /s/ Pastora San Juan Cafferty
                                         -----------------------------
                                         Pastora San Juan Cafferty

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.



                                                     /s/ Paul J. Collins
                                                     -------------------
                                                     Paul J. Collins

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.



                                                     /s/ Robert W. Decherd
                                                     ---------------------
                                                     Robert W. Decherd

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.



                                                     /s/ William O. Fifield
                                                     ----------------------
                                                     William O. Fifield

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.



                                                     /s/ Louis E. Levy
                                                     -----------------
                                                     Louis E. Levy

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.





                                                     /s/ Frank A. McPherson
                                                     ----------------------
                                                     Frank A. McPherson

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.





                                                     /s/ Linda Johnson Rice
                                                     ----------------------
                                                     Linda Johnson Rice

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.





                                                     /s/ Wayne R. Sanders
                                                     --------------------
                                                     Wayne R. Sanders

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.





                                                     /s/ Wolfgang R. Schmitt
                                                     -----------------------
                                                     Wolfgang R. Schmitt

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint John W. Donehower, O. George Everbach and Randy J. Vest, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of up to $500,000,000 of debt securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 1998.





                                                     /s/ Randall L. Tobias
                                                     ---------------------
                                                     Randall L. Tobias